SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                   ______________________________

                              FORM 8-K

                           CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

                ____________________________________


Date of report (Date of earliest event reported):
September 30, 1998


                     CRYOMEDICAL SCIENCES, INC.
         (Exact Name of Registrant as Specified in Charter)


       Delaware                                    0-18170
                 94-3076866
(State or Other Juris-                     (Commission File
No.)             (IRS Employer
diction of Incorporation)
                  Identification No.)


1300 Piccard Drive, Suit 102, Rockville, MD
        20850
(Address of Principal Executive Offices)
    (Zip Code)


Registrant's telephone number, including area code:
(301) 417-7070


                                                                N/A
          (Former Name or Former Address, if Changed Since
Last Report.)
ITEM 7.          Financial Statements, Pro Forma Financial
Information and Exhibits

                 Exhibits

                 A.  Certificate of Designation


ITEM 9.          Sales of Equity Securities Pursuant to
Regulation S.

                 On September 30, 1998, Cryomedical
Sciences, Inc. (the "Company") entered into a Stock
Purchase Agreement with ValorInvest, Ltd.
("ValorInvest"), a Geneva, Switzerland based corporation, pursuant to which, among other things, ValorInvest (a) purchased from the Company, 128 Series E Units at a price of $1,562.50 per Unit (an aggregate of $200,000), and (b) agreed to purchase, on or before December 28, 1998, an additional 256 Series E Units at a price of $1,562.50 per Unit (an aggregate of $400,000), pursuant to Regulation S promulgated under the Securities Act of 1933, as amended.

        Each Series E Unit consists of (a) one share of Series E Convertible Preferred Stock which (i) is convertible into 10,000 shares of Common Stock, (ii) has one vote for each share of Common Stock into which it is convertible, and (iii) automatically converts into Common Stock upon the effectuation of, and the conversion of which is adjusted for, a proposed reverse stock split, and (b) a warrant to purchase 5,000 shares
(pre-reverse stock split) of Common Stock at $.25 per share (pre-reverse stock split), the exercise of which is conditional upon the successful completion of a public offering of the Company's securities on the following terms and conditions: (i), in the event the Company's
Common Stock is trading at a price of $.50 or more (pre-reverse stock split), 16,000,000 shares (pre-reverse stock split) of Common Stock at not less than $.50 per share
(pre-reverse stock split), or (ii), in the event the Company's Common Stock is trading at a price of less than $.50 per share (pre-reverse stock split), 16,000
Series F Units at $500 per Series F Unit, each Series F
Unit to consist of (A) one share of Series F Convertible
Preferred Stock (to be authorized at such time) which shall be (1) convertible into 1,000 shares (pre-reverse stock split) of Common Stock, (2) entitled to one vote for each share of Common Stock into which it is convertible, and (3) automatically convertible into Common Stock if the closing or bid price of the Common Stock on any day is $.50 or more (pre-reverse stock split) and (B) a warrant to purchase 250 shares (pre-reverse stock split) of Common Stock at $.75 per share (pre-reverse stock split).

        A complete description and terms of the Series E
Preferred Stock are set forth in the Certificate of Designation filed with the State of Delaware on October
1, 1998, a copy of which is attached hereto as Exhibit A.

        Pursuant to the Stock Purchase Agreement, the
Company has agreed to nominate and use its best efforts to elect a nominee of ValorInvest as a director of the Company.

        The Stock Purchase Agreement also provides that, subject to the adoption by the Company and its shareholders of a Plan of Recapitalization and Financing
(the "Plan"), ValorInvest will use its best efforts to arrange for a public offering (contemplated to be in Europe) of the Company's securities through an underwriter to be designated or approved by ValorInvest.
Through ValorInvest, the Company has obtained a letter of interest for a public offering from a German underwriter. The letter does not contain any commitment for an underwriting, and any underwriting by such underwriter, at the very least, would be subject to the completion of due diligence by such underwriter and market conditions. Also, the terms of any underwriting would be as negotiated between the Company and the underwriter; and there can be no assurance that the underwriting, if done, would be on the terms set forth above, or that the underwriting would be done at all.

        The Plan of Reorganization and Financing, which has been approved by the Board of Directors and is to be submitted to shareholders, provides that the Company (a) amend its certificate of incorporation to (i) reduce the authorized number of shares of (A) Common Stock from 50,000,000 shares to 25,000,000 shares, and (B)
Preferred Stock from 9,378,800 shares to 1,000,000 shares, and (ii)effectuate a reverse stock split of either (A) one for five, (B) one for six, (C) one for seven, (D) one for eight, (E) one for nine, (F) one for ten, (G) one for eleven, (H) one for twelve, (I) one for thirteen, (J) one for fourteen, (K) one for fifteen, or (L) one for sixteen, each of such alternatives to be approved by the shareholders of the Company and one of such approved alternatives to be chosen by the Board of Directors of the Company, (b) adopt a 1998 Stock Option Plan containing 20,000,000 shares (pre-reverse stock split) of Common
Stock, options for which may be granted at an exercise price of not less than the fair market value of the Common Stock, (c) grant stock options/warrants for approximately 19,780,000 shares (pre-reverse stock split), exercisable at $.25 per share (pre-reverse stock split) (a 100% premium over the current price of the Common
Stock), to management, others who have provided services to the Company, and the Board of Directors to appropriately incentivize and compensate them, subject to the approval of the Plan by the Company's shareholders, and (d) prepare and file a registration statement with the Securities and Exchange Commission for the sale of securities of the Company on such terms and conditions as may be mutually agreed to between the Company and an underwriter designated or approved by ValorInvest.
The Plan has been approved by the Company's Board of Directors and will be submitted to shareholders for approval prior to the end of the year. Each of the separate matters contained in the Plan must be approved for the Plan to be approved.

        The Stock Purchase Agreement further provides that if the Plan is not approved by the Company's shareholders by January 27, 1999, at the request of ValorInvest, the Company must redeem the Series E Units at a price, as to each Unit, equal to the price paid therefor plus an additional amount determined by multiplying the price paid therefor by a fraction, the denominator of which is the number "120" and the numerator of which is the number of months (rounded to a higher whole number) elapsed between September 30 1998 and the redemption date. Any such request by ValorInvest would have a material adverse effect on the business and financial condition of the Company.

                             Signatures:

        Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





CRYOMEDICAL SCIENCES, INC.



By: /s/ Richard J. Reinhart
      Richard J. Reinhart Ph.D.
      President and Chief Executive Officer


Date:   October 13, 1998

EXHIBIT A

                     CERTIFICATE OF DESIGNATION

                                 of

                SERIES E CONVERTIBLE PREFERRED STOCK

                                 of

                     CRYOMEDICAL SCIENCES, INC.


(Pursuant to Section 151 of the
Delaware General Corporation Law)
                ____________________________________

        Cryomedical Sciences, Inc., a corporation organized and existing under the General Corporation
Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by
Section 151 of the General Corporation Law at a meeting duly called and held on August 31, 1998:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board hereby creates a series of preferred stock of the Corporation, par value $.001 per share (the "Preferred
Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

        Section 1. Designation and Amount. The shares of such series shall be designated as "Series E Convertible Preferred Stock" (the "Series E Preferred Stock") and the number of shares constituting the Series E Preferred Stock shall be three hundred and eighty four (384). Such number of shares may be increased or decreased by resolution of the Board; provided, however, no decrease shall reduce the number of shares of Series E Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights, or warrants for, or upon the conversion of any outstanding securities issued by the Corporation convertible into, Series E Preferred Stock.

        Section 2.        Dividends.  The Series E Preferred
Stock shall not pay dividends.

        Section 3.        Conversion.

                 a. The holder of any share or shares of Series E Preferred Stock shall have the right at any time, and from time to time, at such holder's option, without the payment of any additional consideration, to convert any share of Series E Preferred Stock held by such holder into 10,000 fully paid and non-assessable shares of common stock of the Corporation, $0.001 par value per share (the "Common Stock"). Each conversion shall be effected by surrendering to the Corporation the stock certificate or certificates for the Series E Preferred Stock to be converted, accompanied by a written notice of such holder's election to convert his share(s) of Series E Preferred Stock into Common Stock and the number of whole shares of Series E Preferred Stock to be so converted (the "Conversion Notice"). Upon receipt of such stock certificate or certificates and the Conversion Notice, the Corporation shall issue and deliver to such holder a stock certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled.

                 b.       Any share of Series E Preferred
Stock outstanding automatically shall be converted into Common Stock, on the same basis as the holder of such shares of Series E Preferred Stock may convert such shares pursuant to Section 3a above, in the event the Corporation effectuates a reverse stock split of one for five or such number greater than five that the Board approves.

                 c.       (1)     In the event the Corporation,
at any time or from time to time, shall declare and pay to the holders of Common Stock a dividend in shares of Common Stock, or the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock into which each share of Series
E Preferred Stock shall be convertible pursuant to the provisions hereof shall be adjusted so that the holder of shares of Series E Preferred Stock shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive after the happening of any of the events described above had the Series E Preferred Stock been converted in full immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business of the day following the record date, in the event of a stock dividend, or the day upon which the subdivision or combination becomes effective, as the case may be.

                          (2)     In the event the Corporation,
at any time or from time to time, after the date on which the Series E Preferred Stock is first issued by the Corporation, shall make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation, including a distribution of evidence of indebtedness of the Corporation, other than shares of Common Stock, then, and in each such event, provision shall be made by the Corporation so that the holders of shares of Series E
Preferred Stock shall receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of those securities of the Corporation that such holders would have received had their shares of Series E Preferred Stock been converted on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period.

                          (3)     If the shares of Common
Stock issuable upon the conversion of shares of Series E
Preferred Stock shall be changed into the same or any different number of shares of any class or any series of any class of capital stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or a stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in Section 8 hereof), then, and in each such event, the holder of shares of Series E Preferred Stock shall have the right thereafter to convert such shares of Series E Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series E Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change.

                          (4)     After any adjustment pursuant
to this Section 3c, the Corporation shall promptly prepare a certificate, signed by its President or Chief Financial Officer, setting forth the effect of such adjustment on the holder of Series E Preferred Stock and explaining such adjustment and shall promptly cause such certificate to be delivered to each holder of Series E Preferred Stock.

                 d.       At all times, the Corporation shall
reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon the conversion of shares of the Series E Preferred Stock as herein provided, such number of shares of Common Stock as, from time to time, shall be issuable upon the conversion of all of the shares of the Series E Preferred
Stock at the time outstanding.

                 e.       No fractional shares of Common
Stock shall be issued, and in lieu of the issuance of any fractional share of Common Stock that, but for the foregoing, would be issued to a holder of Series E
Preferred Stock on conversion thereof, the Corporation shall pay to such holder in cash the value of such fractional share, which value shall be based upon the closing sale price of the Common Stock on the NASDAQ
(or on such exchange on which the Common Stock is then traded), for the trading day immediately preceding the effective date of such conversion.

        Section 4. Voting Rights. In addition to all rights conferred by law, holders of Series E Preferred
Stock shall have full voting rights on all matters as to which holders of Common Stock shall be entitled to vote and shall be entitled to one vote for each share of Common Stock into which the Series E Preferred Stock held is convertible.

        Section 5. Reacquired Shares. Any shares of Series E Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

        Section 6. Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution, or winding up of the Corporation, the holders of shares of the Series E Preferred Stock are entitled to receive out of assets of the Corporation available for distribution to stockholders, after satisfaction of indebtedness, but before any distribution of assets is made to holders of Common
Stock or to holders of any other class of stock of the Corporation ranking junior to the Series E Preferred
Stock upon liquidation, liquidating distributions in the amount of $1,562.50 per share. If, upon any liquidation, dissolution, or winding up of the Corporation, the amounts payable with respect to the Series E Preferred
Stock or any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series E Preferred Stock are not paid in full, the holders of the Series E Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full distributable amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of the Series E Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

        Section 7. Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or any other property, then, in any such case, the Corporation, as a condition precedent to such transaction, shall cause effective provisions to be made so that each holder of Series E Preferred Stock then outstanding shall have the right, by converting such share(s) of Series E Preferred Stock, to acquire the kind and amount of shares of stock, securities, cash and/or other property receivable upon such consolidation, merger, combination or other transaction by a holder of the number of shares of Common Stock which might have been acquired upon conversion of such Series E Preferred Stock immediately prior to such consolidation, merger, combination, or other transaction.

        Section 8.        No Redemption.  Except as may be
set forth in any separate agreement between the Company and the holder(s) of Series E Preferred Stock, the shares of Series E Preferred Stock shall not be redeemable.

        Section 9.        Amendment. This Certificate of
Designation shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series E Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series E Preferred Stock, voting together as a single class.

        RESOLVED, FURTHER, that the appropriate
officers of the Corporation hereby are authorized to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, all in accordance with the requirements of
Section 151 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, this Certificate of
Designation is executed on behalf of the Corporation by its President & Chief Executive Officer and attested by its Secretary this _____ day of September, 1998.


/s/ Richard Reinhart
Dr. Richard Reinhart, Ph.D., President
and Chief Executive Officer


Attest:

/s/ Howard S. Breslow
Howard S. Breslow, Secretary